UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

Patriot Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carlsbad Corporate Plaza 6183 Paseo Del Norte, Suite 180 Carlsbad, CA 92011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (760) 547-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 24, 2012, Patriot Scientific Corporation (the “Company”) issued a press release that provided updated information regarding a new enforcement strategy for the intellectual property owned by the Company through its joint venture, Phoenix Digital Solutions, LLC and certain other Company developments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1                      Press Release issued July 24, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: July 27, 2012	By:	/s/ Clifford L. Flowers
Clifford L. Flowers Chief Financial Officer

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EXHIBIT INDEX

Exhibit

Number               Description

99.1	Press Release issued July 24, 2012

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